                                                                    EXHIBIT (16)

                  GOVERNMENT SECURITIES FUND -- CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................    $970.21    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................    (2.98%)    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,018.96    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      1.90%    =  T
           TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,250.16    =  ERV
Five years ended 12/31/96...................................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      4.57%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,312.95    =  ERV
Five years ended 12/31/96...................................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      5.60%    =  T

                  GOVERNMENT SECURITIES FUND -- CLASS A SHARES

           TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,912.95    =  ERV
Five years ended 12/31/96...................................         10    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      6.70%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,007.74    =  ERV
Five years ended 12/31/96...................................         10    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      7.22%    =  T
          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,641.69    =  ERV
Inception through 12/31/96..................................      12.46    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      8.11%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,772.85    =  ERV
Inception through 12/31/96..................................      12.46    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      8.53%    =  T

                  GOVERNMENT SECURITIES FUND -- CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................    ERV - P    =  T
                                                                      P
Including Payment of the Sales Charge
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,641.69    =  ERV
TOTAL RETURN FOR THE PERIOD.................................    164.17%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,772.85    =  ERV
TOTAL RETURN FOR THE PERIOD.................................    177.28%    =  T


GOVERNMENT SECURITIES FUND


   Formula                         Total Income         -      Total Expenses
Class A Shares                -----------------------                                                         =   SEC Yield
                              Average Dividend Shares   X   Public Offering Price
                [((((
                                                                                   )+1)(6))-1)(n)2]
                                    $12,267,116         -        $1,921,757
Class A Shares                -----------------------                                                         =     5.49%
                                    216,945,552         X          $10.54
                [((((
                                                                                   )+1)(6))-1)(n)2]

                  GOVERNMENT SECURITIES FUND -- CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................    $973.65    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................    (2.63%)    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,011.72    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      1.17%    =  T
           TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,251.30    =  ERV
Five years ended 12/31/96...................................       5.00    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      4.59%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,265.07    =  ERV
Five years ended 12/31/96...................................       5.00    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      4.82%    =  T

                  GOVERNMENT SECURITIES FUND -- CLASS B SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,275.56    =  ERV
Inception through 12/31/96..................................     5.0300    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      4.96%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,275.56    =  ERV
Inception through 12/31/96..................................     5.0300    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      4.96%    =  T
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................    ERV - P    =  T
                                                                      P
Including Payment of the CDSC
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,275.56    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     27.56%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $10.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,275.56    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     27.56%    =  T


GOVERNMENT SECURITIES FUND


   Formula                         Total Income         -      Total Expenses
Class B Shares                -----------------------                                                         =   SEC Yield
                              Average Dividend Shares   X   Public Offering Price
                [((((
                                                                                   )+1)(6))-1)(n)2]
                                    $1,347,748          -         $366,726
Class B Shares                -----------------------                                                         =     4.97%
                                    23,836,021          X          $10.05
                [((((
                                                                                   )+1)(6))-1)(n)2]

                  GOVERNMENT SECURITIES FUND -- CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $10.03
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,002.25    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      0.22%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $10.03
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,011.77    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      1.18%    =  T
          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................    P(1+T)n    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $10.03
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,153.78    =  ERV
Inception through 12/31/96..................................    3.81000    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      3.83%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $10.03
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,153.78    =  ERV
Inception through 12/31/96..................................    3.81000    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      3.83%    =  T

                  GOVERNMENT SECURITIES FUND -- CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................    ERV - P    =  T
                                                                      P
Including Payment of the CDSC
Net Asset Value.............................................     $10.03
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,153.78    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     15.38%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $10.03
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,153.78    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     15.38%    =  T


GOVERNMENT SECURITIES FUND


   Formula                         Total Income         -      Total Expenses
Class C Shares                -----------------------                                                         =   SEC Yield
                              Average Dividend Shares   X   Public Offering Price
                [((((
                                                                                   )+1)(6))-1)(n)2]
                                     $123,647           -          $33,958
Class C Shares                -----------------------                                                         =     4.93%
                                    $2,198,227          X          $10.03
                [((((
                                                                                   )+1)(6))-1)(n)2]

                           GOVERNMENT SECURITIES FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                             CURRENT OFFERING PRICE

                                                                $.6600
Class A Shares..............................................    ------    =   6.26%
                                                                $10.55
                                                                $.5880
Class B Shares..............................................    ------    =   5.85%
                                                                $10.05
                                                                $.5880
Class C Shares..............................................    ------    =   5.86%
                                                                $10.03